Discontinued Operations (Details) - Schedule of reconciliation of the carrying amounts of the major classes of assets and liabilities from the discontinued operations (Parentheticals) - Discontinued Operations [Member]
¥ in Thousands
Aug. 31, 2021 CNY (¥)
Discontinued Operations (Details) - Schedule of reconciliation of the carrying amounts of the major classes of assets and liabilities from the discontinued operations (Parentheticals) [Line Items]
Restricted cash, net of allowance	¥ 4
Accounts receivable, net of allowance	2,854
Amounts due from related parties, net of allowance	50
Other receivables, deposits and other assets, net of allowance	88
Other non-current assets, net of allowance	¥ 343